UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2014

IRONWOOD GOLD CORP.
(Name of small business issuer specified in its charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

23 West Nye Ln., Ste. 129
Carson City, Nevada	89706

(Address of principal executive offices)

     (888) 356-4942
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c ))

Explanatory Note: The Registrant filed a Form 8-K dated March 21, 2014 with the Securities and Exchange Commission on March 27, 2014. This amendment is being filed to clarify and amend Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     See Item 2.01 above regarding Andrew McKinnon, Barry Laughren, Pamela Keck and Corey Wells DeCortez becoming executive officers and/or directors of the Company.

     Additionally, Behzad Shayanfar resigned as an officer of the Parent on March 12, 2014.

     On March 17, 2014, the Parent’s Board of Directors appointed Mr. Onn, age 36, as its CEO. Mr. Onn resigned as CEO on March 21, 2014 at the time of the Merger. Mr. Onn has over 25 years’ experience in a variety of business, business development and marketing roles. Since 2007, he has acted as a consultant in various capacities. His last formal executive role was in 2001-2007 when he acted as Founder and Board Director of E.P.A. – Fuel Services, Ltd. in Israel.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Gold Corp.

Dated: June 27, 2014	By:	/s/ Andrew McKinnon
Chief Executive Officer